AMENDMENT TO TULLY AGREEMENT


This Amendment to the Agreement dated as of December 1, 1995 (the "Agreement") is entered into as of July 1, 1999 between Flushing Savings Bank, FSB (the "Bank"), Flushing Financial Corporation (the "Company") and Gerard P. Tully, Sr. ("Mr. Tully").

                                   WITNESSETH:

The Agreement is amended as set forth herein; 1. Section 3 of the Agreement is hereby amended by replacing the Aggregate fee per month to be $11,250. 2. The amendment set forth in paragraph 1 hereof shall be effective July 1, 1999 and except as amended by paragraph 1 hereof, the Agreement shall remain in effect in accordance with its terms.

IN WITNESS WHEREOF, Mr. Tully, the Bank and the Company have caused this Amendment to be executed on this 20th day of July, 1999.

                                                Flushing Savings Bank, FSB


                                                By /s/ Michael J. Hegarty
                                                   ----------------------
                                                   Michael J. Hegarty
                                                   President & C.E.O.

                                                Flushing Financial Corporation

                                                By /s/ Anna M. Piacentini
                                                   ----------------------
                                                   Anna M. Piacentini
                                                   Senior Vice President

                                                   /s/ Gerard P. Tully, Sr.
                                                   ------------------------
                                                   Gerard P. Tully, Sr.

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